SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2003
                                                         --------------


                              GWL&A FINANCIAL INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-64473               84-1474245
 (State or other jurisdiction  (Commission File Number)  (IRS Employer
        of incorporation)                                Identification No.)



            8515 East Orchard Road, Greenwood Village, Colorado 80111
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (303) 737-3000
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number        Title

99                    Great-West Lifeco Press Release dated July 30, 2003


ITEM 9.        REGULATION FD DISCLOSURE

On July 30, 2003, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the second quarter of 2003. The press release includes a discussion of the financial results of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

ITEM 12.       DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2003, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the second quarter of 2003. The press release includes a discussion of the financial results of Great-West Life & Annuity Insurance Company, the operating subsidiary of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant's beliefs concerning future or projected levels of sales of the Registrant's products, investment spreads or yields, or the earnings or profitability of the Registrant's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant's investment portfolio, and other factors. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2003

                                  GWL&A FINANCIAL INC.


                                  By: /s/ Richard G. Schultz

                                  Name: Richard G. Schultz
                                  Title: Vice President, Counsel and Associate
                                         Secretary

                             Great-West Lifeco Inc.
                                    RELEASE

     Great-West Lifeco reports six months 2003 results and dividend increase

                                                                     TSX:GWO


Winnipeg, July 30, 2003 ... Great-West Lifeco Inc. has reported net income attributable to common shareholders of $514 million or $1.405 per common share for the six months ended June 30, 2003, an increase of 14% compared to $1.236 per common share reported a year ago.

For the second quarter, net income attributable to common shareholders was $261 million or $0.715 per common share, compared to $234 million or $0.634 per common share for 2002.

Highlights - six months 2003

o Earnings per common share increased 14% over 2002 levels, reflecting favourable mortality experience in Canada and strong morbidity experience for both Canadian and United States operations.

o Return on common shareholders' equity was 24.5% for the twelve months ended June 30, 2003, compared to 22.5% in 2002.

o Quarterly dividends declared were 29.25(cent) per common share, an increase of 2.25(cent) per share, payable September 30, 2003. Dividends paid on common shares for the first six months of 2003 were 20% higher than a year ago.

Lifeco completes Canada Life transaction

On July 10, 2003, Lifeco completed its acquisition of Canada Life Financial Corporation, the parent company of The Canada Life Assurance Company. Lifeco acquired all outstanding common shares of Canada Life Financial that it did not already beneficially own, for an aggregate transaction value of $7.2 billion. Lifeco immediately transferred the common shares of Canada Life Financial Corporation to its Canadian subsidiary, The Great-West Life Assurance Company. Canada Life Financial Corporation is now a wholly-owned subsidiary of Great-West.

"This transaction creates a market leader in the Canadian life insurance industry and a strong international competitor," says Raymond L. McFeetors, President and CEO, Great-West Life. "It enhances our competitiveness in Canadian insurance markets, increases access to distribution opportunities in the United States, and provides a strong platform for expansion in profitable, high growth markets in Europe."

Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company (Great-West) in Canada and Great-West Life & Annuity Insurance Company (GWL&A) in the United States, together with Lifeco's corporate results.

The Great-West Life Assurance Company

Canadian consolidated net earnings of Lifeco attributable to common shareholders for the six months ended June 30, 2003 increased 18% to $250 million from $211 million at June 30, 2002.

The increase in earnings was due, in large part, to favourable mortality and morbidity experience, combined with effective expense management.

Total premiums and deposits for the six months ended June 30, 2003, excluding reinsurance premiums, were essentially the same as 2002 levels, with increases in risk-based product premium offset by a reduction in segregated funds deposits. Reinsurance premiums were up 30%, essentially in the life insurance product line.

Fee income was essentially the same as in 2002, reflecting growth in income from ASO contracts offset in part by the effects of equity markets on segregated funds fees.

For the three months ended June 30, 2003, earnings attributable to common shareholders increased 19% to $129 million, compared to $108 million a year ago.

Total assets under administration at June 30, 2003 were $55.6 billion, up slightly from December 31, 2002 levels, with increases in general funds mitigated by reductions in segregated funds.

Great-West Life & Annuity Insurance Company

Lifeco's United States consolidated net earnings for the six months ended June 30, 2003 increased 8% to $264 million from $245 million a year ago.

The increase in earnings was associated with improved morbidity for the Employee Benefits Division.

The decrease in US $ premium income and deposits of 14% for the six months ended June 30, 2003 was comprised of reductions in both Employee Benefits and Financial Services. The reduction in the Employee Benefits segment is due to a contraction in health care medical membership, while the reduction in the Financial Services segment is primarily due to lower segregated funds deposits.

The decrease in fee income in 2003 arises out of both the Group health ASO business and the effects of the U.S. equity markets on segregated funds fees.

For the three months ended June 30, 2003, earnings attributable to common shareholders increased 5% to $132 million, compared to $126 million a year ago.

Total assets under administration were $37.2 billion at June 30, 2003, down $4.4 billion compared with December 31, 2002, essentially due to changes in foreign exchange translation rates.

Quarterly Dividends

At its meeting today, the Board of Directors approved a quarterly dividend of $0.2925 per share on the common shares of the Company payable September 30, 2003 to shareholders of record at the close of business September 2, 2003.

In addition, the Directors approved quarterly dividends on:
o       Series C First Preferred Shares $0.484375 per share; and
o Series D First Preferred Shares $0.293750 per share payable September 30, 2003 to shareholders of record at the close of business September 2, 2003
o Class A, Series 1 Preferred Shares $0.3125 per share payable October 31, 2003 to shareholders of record at the close of business October 3, 2003;

and initial dividends on:
o       Series E First Preferred Shares $0.26959 per share; and
o Series F First Preferred Shares $0.33137 per share payable September 30, 2003 to shareholders of record at the close of business September 2, 2003.

Great-West Lifeco

Great-West Lifeco Inc. (TSX:GWO) is a financial services holding company with interests in the life insurance, health insurance, retirement savings, and reinsurance businesses. The Company has operations in Canada and internationally through The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company, and in the United States through Great-West Life & Annuity Insurance Company and The Canada Life Assurance Company. Lifeco and its companies, including Canada Life have more than $160 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.

Forward-looking statements

This release may contain forward-looking statements about future operations, financial results, objectives and strategies of the Company. Forward-looking statements are typically identified by the words "believe", "expect", "anticipate", "intend", "estimate" and other similar expressions.

These statements are necessarily based on estimates and assumptions that are inherently subject to risks and uncertainties, many of which are beyond the Company's control. Actual results may differ materially due to a variety of factors, including legislative or regulatory developments, competition, technological change, global capital market activity, interest rates and general economic and political conditions in Canada, North America or internationally.

Readers are urged to consider these and other such factors carefully and not place undue emphasis on the Company's forward-looking statements.

Unless otherwise required by securities laws, the Company does not intend or have any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Further information

Financial highlights and the June 30, 2003 interim unaudited consolidated financial statements are attached.

The second quarter analyst teleconference for Great-West Lifeco and Canada Life Financial Corporation will be held Wednesday, July 30, at 2:00 p.m. (Eastern). The call can be accessed through www.greatwestlifeco.com or by phone, through listen-only lines at: o Participants in the Toronto area: 416-405-9328 o Participants from North America: 1-800-387-6216 o Participants from Overseas:
Dial international access code first, then 800-7664-7664.

A replay of the call will be available from July 30, until August 6, and can be accessed by calling 1-800-408-3053 or 416-695-5800 in Toronto (passcode:
1450426).

                                     - end -

For more information contact:

Marlene Klassen
Director, Media & Public Relations
(204) 946-7705
marlene.klassen@gwl.ca

                        FINANCIAL HIGHLIGHTS (unaudited)
            (in millions of dollars except per common share amounts)

                                          2003                         2002
                               ---------------------------- ----------------------------
                               ---------------------------- ----------------------------
                                Canada    U.S.     Total     Canada    U.S.     Total    % Change
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
For the three months ended June 30 Premiums:
   Life insurance, guaranteed annuities
     and insured health products$ 1,146    $ 527   $ 1,673   $ 1,063     $ 696  $ 1,759      -5%
   Reinsurance                      996        -       996       530         -      530      88%
Self-funded premium equivalents
    (ASO contracts)   (1)           371    1,684     2,055       344     2,009    2,353     -13%
Segregated funds deposits:   (1)
   Individual products              273       58       331       395       128      523     -37%
   Group products                   323      607       930       330       783    1,113     -16%
                               ---------------------------- ---------------------------- --------
                               ---------------------------- ---------------------------- --------
Total premiums and deposits     $ 3,109  $ 2,876   $ 5,985   $ 2,662   $ 3,616  $ 6,278      -5%
                               ---------------------------- ---------------------------- --------
                               ---------------------------- ---------------------------- --------

Fee and other income                110      289       399       112       363      475     -16%
Paid or credited to policyholders 2,305      654     2,959     1,764       846    2,610      13%
Net income attributable to:
   Preferred shareholders             6        -         6         8         1        9     -33%
   Common shareholders              129      132       261       108       126      234      12%

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Per Common Share

Basic earnings                                     $ 0.715                      $ 0.634      13%
Dividends paid                                       0.270                        0.225      20%

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
For the six months ended June 30 Premiums:

   Life insurance, guaranteed annuities
     and insured health products$ 2,277  $ 1,193   $ 3,470   $ 2,096   $ 1,446  $ 3,542      -2%
   Reinsurance                    2,148        -     2,148     1,655         -    1,655      30%
Self-funded premium equivalents
    (ASO contracts)   (1)           729    3,492     4,221       670     4,159    4,829     -13%
Segregated funds deposits:   (1)
   Individual products              705      152       857     1,012       327    1,339     -36%
   Group products                   601    1,374     1,975       590     1,858    2,448     -19%
                               ---------------------------- ---------------------------- --------
                               ---------------------------- ---------------------------- --------
Total premiums and deposits     $ 6,460  $ 6,211  $ 12,671   $ 6,023   $ 7,790 $ 13,813      -8%
                               ---------------------------- ---------------------------- --------
                               ---------------------------- ---------------------------- --------

Fee and other income                217      615       832       214       724      938     -11%
Paid or credited to policyholders 4,817    1,464     6,281     4,141     1,771    5,912       6%
Net income attributable to:
   Preferred shareholders            12        -        12        15         1       16     -25%
   Common shareholders              250      264       514       211       245      456      13%

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Per Common Share

Basic earnings                                     $ 1.405                      $ 1.236      14%
Dividends paid                                       0.540                        0.450      20%
Book value                                           11.21                        10.80       4%

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Return on common shareholders' equity (12 months):

   Net income                                        24.5%                        20.1%
   Adjusted net income  (2)                          -                            22.5%

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
At June 30

Total assets                   $ 36,623 $ 21,082  $ 57,705  $ 34,494  $ 23,529 $ 58,023      -1%
Segregated funds assets  (1)     18,976   16,166    35,142    19,153    17,814   36,967      -5%
                               ---------------------------- ---------------------------- --------
                               ---------------------------- ---------------------------- --------
Total assets under             $ 55,599 $ 37,248  $ 92,847  $ 53,647  $ 41,343 $ 94,990      -2%
   administration
                               ============================ ============================ ========
                               ============================ ============================ ========

Capital stock and surplus                          $ 4,525                      $ 4,510       -%

(1) Segregated funds deposits and self-funded premium equivalents (ASO contracts)

    The financial statements of a life insurance company do not include the assets, liabilities, deposits and withdrawals of segregated funds or the claims payments related to administrative services only (ASO) Group health contracts. However, the Company does earn fee and other income related to these contracts. Both segregated fund and ASO contracts are an important aspect of the overall business of the Company and should be considered when comparing volumes, size and trends.

(2) Return on common shareholders' equity for the 12 months ended June 30, 2002 is presented, for comparative purposes, on an adjusted basis excluding certain 2001 non-recurring items.

                 SUMMARY OF CONSOLIDATED OPERATIONS (unaudited)
            (in millions of dollars except earnings per common share)

                                       For the three months       For the six months
                                          ended June 30              ended June 30
                                     -------------------------  ------------------------
                                     -------------------------  ------------------------
                                        2003         2002          2003         2002
                                     ------------ ------------  -----------  -----------
                                     ------------ ------------  -----------  -----------
Income
    Premium income                       $ 2,669      $ 2,289      $ 5,618      $ 5,197
    Net investment income                    903          884        1,851        1,826
    Fee and other income                     399          475          832          938
                                     ------------ ------------  -----------  -----------
                                     ------------ ------------  -----------  -----------
                                           3,971        3,648        8,301        7,961
                                     ------------ ------------  -----------  -----------
                                     ------------ ------------  -----------  -----------

Benefits and Expenses
    Paid or credited to policyholders and
         beneficiaries including policyholder
         dividends and experience refunds  2,959        2,610        6,281        5,912
    Commissions                              163          194          333          365
    Operating expenses                       402          446          832          916
    Premium taxes                             32           33           62           61
    Distribution on Great-West Life Capital
        Trust Securities (note 4)              4            -            9            -
                                     ------------ ------------  -----------  -----------
                                     ------------ ------------  -----------  -----------

Net income before income taxes               411          365          784          707

    Income taxes- current                    163          115          244          176
                - future                     (48)           4          (23)          47
                                     ------------ ------------  -----------  -----------
                                     ------------ ------------  -----------  -----------

Net income before non-controlling interests  296          246          563          484

Non-controlling interests (note 4)            29            3           37           12
                                     ------------ ------------  -----------  -----------
                                     ------------ ------------  -----------  -----------

Net income                                 $ 267        $ 243        $ 526        $ 472
                                     ============ ============  ===========  ===========
                                     ============ ============  ===========  ===========

Earnings per Common Share (note 7)

    Basic                                $ 0.715      $ 0.634      $ 1.405      $ 1.236
                                     ============ ============  ===========  ===========
                                     ============ ============  ===========  ===========

    Diluted                              $ 0.707      $ 0.625      $ 1.390      $ 1.219
                                     ============ ============  ===========  ===========
                                     ============ ============  ===========  ===========

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

Summary of Net Income

    Preferred shareholder dividends          $ 6          $ 9         $ 12         $ 16

    Net income - common shareholders         261          234          514          456
                                     ------------ ------------  -----------  -----------
                                     ------------ ------------  -----------  -----------

    Net income                             $ 267        $ 243        $ 526        $ 472
                                     ============ ============  ===========  ===========
                                     ============ ============  ===========  ===========

Average number of shares outstanding - basic                    365,889,909  368,822,686
Average number of shares outstanding - diluted                  369,836,804  373,963,643

United States income and expense items during the six months ended June 30, 2003 have been included at the average market rate of $1.4540 Canadian compared with $1.5740 Canadian for the six months ended June 30, 2002.

                     CONSOLIDATED BALANCE SHEET (unaudited)
                            (in millions of dollars)

                                                       June 30,          December 31,    June 30,
                                                         2003             2002             2002
                                                      ------------     ------------     ------------
                                                      ------------     ------------     ------------
      Assets
      Bonds                                              $ 32,761         $ 33,764         $ 31,919
      Mortgage loans                                        7,441            7,850            8,095
      Stocks                                                1,445            1,581            1,606
      Real estate                                           1,122            1,267            1,240
      Loans to policyholders                                5,581            6,177            6,156
      Cash and certificates of deposit                      1,195              912              921
      Funds withheld by ceding insurers                     4,617            4,786            4,122
      Premiums in course of collection                        307              305              448
      Interest due and accrued                                446              511              507
      Future income taxes                                     131              138              167
      Goodwill and intangible assets (note 2)               1,676            1,687            1,684
      Other assets                                            983            1,093            1,158
                                                      ------------     ------------     ------------
                                                      ------------     ------------     ------------

      Total assets                                       $ 57,705         $ 60,071         $ 58,023
                                                      ============     ============     ============
                                                      ============     ============     ============

      Liabilities

      Policy liabilities

         Actuarial liabilities                           $ 41,825         $ 44,508         $ 42,935
         Provision for claims                                 572              645              654
         Provision for policyholder dividends                 349              363              352
         Provision for experience rating refunds              808              927              722
         Policyholder funds                                 1,881            1,853            1,788
                                                      ------------     ------------     ------------
                                                      ------------     ------------     ------------
                                                           45,435           48,296           46,451

      Commercial paper and other loans (note 3)             1,547            1,012            1,047
      Current income taxes                                    509              454              545
      Other liabilities                                     2,436            2,081            2,085
      Repurchase agreements                                   255              511              479
      Net deferred gains on portfolio investments sold      1,012              958              976
                                                      ------------     ------------     ------------
                                                      ------------     ------------     ------------
                                                           51,194           53,312           51,583

      Non-controlling interests (note 4)                    1,986            2,051            1,930

      Capital Stock and Surplus

         Capital stock (note 5)                             1,983            1,982            2,086
         Surplus                                            2,651            2,382            2,176
         Provision for unrealized gain on translation
           of net investment in foreign operations           (109)             344              248
                                                      ------------     ------------     ------------
                                                      ------------     ------------     ------------
                                                            4,525            4,708            4,510
                                                      ------------     ------------     ------------
                                                      ------------     ------------     ------------

      Liabilities, capital stock and surplus             $ 57,705         $ 60,071         $ 58,023
                                                      ============     ============     ============
                                                      ============     ============     ============


United States assets and liabilities have been translated at the market rates of $1.3550 Canadian for June 30, 2003, $1.5800 Canadian for December 31, 2002 and $1.5190 Canadian for June 30, 2002.

                  CONSOLIDATED STATEMENT OF SURPLUS (unaudited)
                            (in millions of dollars)

                                                                                For the six months
                                                                                  ended June 30
                                                                         ---------------------------------
                                                                         ---------------------------------
                                                                            2003               2002
                                                                         ------------     ----------------
                                                                         ------------     ----------------
Balance, beginning of year                                                   $ 2,382              $ 1,951

Net income                                                                       526                  472

Common share cancellation excess                                                 (47)                 (65)

Dividends to shareholders

      Preferred shareholders                                                     (12)                 (16)
      Common shareholders                                                       (198)                (166)
                                                                         ------------     ----------------
                                                                         ------------     ----------------

Balance, end of period                                                       $ 2,651              $ 2,176
                                                                         ============     ================

                CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited)
                            (in millions of dollars)

                                                       For the three months         For the six months
                                                         ended June 30                ended June 30
                                                    ---------------------------  --------------------------
                                                    ---------------------------  --------------------------
                                                        2003          2002          2003          2002
                                                    -------------  ------------  ------------  ------------
                                                    -------------  ------------  ------------  ------------
Operations
   Net income                                              $ 267         $ 243         $ 526         $ 472
   Adjustments for non-cash items:
      Change in policy liabilities                          (185)          (15)          (71)         (128)
      Change in funds withheld by ceding insurers            174           140           169           355
      Change in current income taxes payable                  64            51            57            40
      Future income tax expense                              (48)            4           (23)           47
      Other                                                  146           491           575          (275)
                                                    -------------  ------------  ------------  ------------
                                                    -------------  ------------  ------------  ------------
Cash flows from operations                                   418           914         1,233           511

Financing Activities

   Issue of common shares                                      6             7             8            12
   Purchased and cancelled common shares                     (31)          (36)          (53)          (74)
   Issue of debentures                                         -             -           600             -
   Repayment of commercial paper and other loans              11            (4)           (3)           (8)
   Debenture Issue costs                                       -             -            (6)            -
   Dividends paid                                           (105)          (92)         (210)         (182)
                                                    -------------  ------------  ------------  ------------
                                                    -------------  ------------  ------------  ------------
                                                            (119)         (125)          336          (252)

Investment Activities

   Bond sales and maturities                               8,005         4,897        14,836        10,488
   Mortgage loan repayments                                  308           436           641           867
   Stock sales                                                71            71           296           131
   Real estate sales                                         120             2           176            38
   Change in loans to policyholders                          (55)         (152)          (73)         (170)
   Change in repurchase agreements                            65            67          (197)          102
   Investment in subsidiaries                                  -             -             -            72
   Investment in bonds                                    (8,261)       (5,067)      (16,426)      (10,679)
   Investment in mortgage loans                             (183)         (438)         (306)         (609)
   Investment in stocks                                     (129)         (356)         (214)         (396)
   Investment in real estate                                 (11)          (11)          (19)          (19)
                                                    -------------  ------------  ------------  ------------
                                                    -------------  ------------  ------------  ------------
                                                             (70)         (551)       (1,286)         (175)

Increase in cash and certificates of deposit                 229           238           283            84

Cash and certificates of deposit, beginning of period        966           683           912           837
                                                    -------------  ------------  ------------  ------------
                                                    -------------  ------------  ------------  ------------

Cash and certificates of deposit, end of period          $ 1,195         $ 921       $ 1,195         $ 921
                                                    =============  ============  ============  ============
                                                    =============  ============  ============  ============

Notes to Interim Consolidated Financial Statements (unaudited)
($ amounts in millions except per share amounts)

1.  Basis of Presentation and Summary of Accounting Policies

(a) The interim unaudited consolidated financial statements of Great-West Lifeco Inc. (Lifeco or the Company) at June 30, 2003 have been prepared in accordance with Canadian generally accepted accounting principles, using the same accounting policies and methods of computation followed in the consolidated financial statements for the year ended December 31, 2002, except as noted below. These interim consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto in the Company's annual report dated December 31, 2002.

(b) New Accounting Requirements for 2003

    Disclosure of Guarantees

    In February 2003, the CICA issued Accounting Guideline 14 (AcG-14), Disclosure of Guarantees, which identifies disclosure requirements for certain guarantees, for financial statements of interim and annual periods on or after January 1, 2003.

    In the normal course, the Company may enter into agreements which may contain features which meet the AcG-14 definition of a guarantee, and while the maximum guarantee cannot always be determined, given the nature of the future events which may or may not occur, any such arrangements that were material have been previously disclosed by the Company.

(c) Certain of 2002 amounts presented for comparative purposes have been reclassified to conform with the presentation adopted in the current year.

2.  Goodwill and Intangible Assets

(a) The carrying value of goodwill and changes in the carrying value of goodwill are as follows:

           For the six months ended June 30                                              2003
                                                                       ---------------------------------------
                                                                       ---------------------------------------
                                                                         Canada      United States   Total
                                                                       -----------   -----------   -----------
                                                                       -----------   -----------   -----------
           Balance, beginning of year                                      $1,092          $ 66        $1,158
           Changes in foreign exchange rates                                   (1)          (10)          (11)
                                                                       -----------   -----------   -----------
                                                                       -----------   -----------   -----------
           Balance, end of period                                          $1,091          $ 56        $1,147
                                                                       ===========   ===========   ===========
                                                                       ===========   ===========   ===========


                                                                                          2002
                                                                       ---------------------------------------
                                                                       ---------------------------------------
                                                                         Canada      United States   Total

                                                                       -----------   -----------   -----------
                                                                       -----------   -----------   -----------
           Balance, beginning of year                                      $1,538          $ 66        $1,604
           Reclassification between goodwill and intangible assets           (529)            -          (529)
           Reclassification between goodwill and future taxes                  86             -            86
           Sale of subsidiary                                                  (3)            -            (3)
           Changes in foreign exchange rates                                    -            (3)           (3)
                                                                       -----------   -----------   -----------
                                                                       -----------   -----------   -----------
           Balance, end of period                                          $1,092          $ 63        $1,155
                                                                       ===========   ===========   ===========
                                                                       ===========   ===========   ===========


      (b) The carrying value of intangible assets and changes in the carrying value of intangible assets are as follows:

           For the six months ended June 30                               2003
                                                                       ---------------------------------------
                                                                       ---------------------------------------
                                                                         Canada      United States   Total

                                                                       -----------   -----------   -----------
                                                                       -----------   -----------   -----------
           Balance, beginning and end of period                             $ 529           $ -         $ 529
                                                                       ===========   ===========   ===========
                                                                       ===========   ===========   ===========

                                                                          2002

                                                                       ---------------------------------------
                                                                       ---------------------------------------
                                                                         Canada      United States   Total

                                                                       -----------   -----------   -----------
                                                                       -----------   -----------   -----------
           Balance, beginning of year                                         $ -           $ -           $ -
           Reclassification from goodwill

                - Brands and trademarks                                       175             -           175
                - Shareholder portion of acquired future Participating
                      account profits                                         354             -           354
                                                                       -----------   -----------   -----------
                                                                       -----------   -----------   -----------
           Balance, end of period                                           $ 529           $ -         $ 529
                                                                       ===========   ===========   ===========
                                                                       ===========   ===========   ===========





3. Commercial Paper and Other Loans (changes since December 31, 2002 annual report)

    On March 21, 2003 the Company issued $200 principal amount of 6.14% debentures which mature on March 21, 2018 and $400 principal amount of 6.67% debentures which mature on March 21, 2033.

4.  Non-Controlling Interests

    The Company controlled a 100% equity interest in The Great-West Life Assurance Company (Great-West) and Great-West Life & Annuity Insurance Company (GWL&A) at June 30, 2003 and June 30, 2002. The non-controlling interests of GWL&A and Great-West and its subsidiaries are:


     a)                                          For the three months  For the six months
                                                       ended June 30      ended June 30
                                                --------------------------------------
                                                --------------------------------------
                                                    2003     2002     2003     2002
                                                   ----------------- -------- --------
                                                   ----------------- -------- --------
        Participating policyholder
                  Net income attributable to participating
                     policyholder before policyholder dividends
                       Great-West                     $ 25     $ 23     $ 50     $ 45
                       London Life                     155      127      288      257
                       GWL&A                            42       51       89      102

                  Policyholder dividends

                       Great-West                       22       24       45       46
                       London Life                     135      130      265      257
                       GWL&A                            40       50       87      101
                                                   ----------------- -------- --------
                                                   ----------------- -------- --------
                  Net income                            25       (3)      30        -
                                                   ----------------- -------- --------
                                                   ----------------- -------- --------

        Preferred shareholder dividends of subsidiaries  3        5        6       11

        Non-controlling interests in capital stock and su1plus    1        1        1
                                                   ----------------- -------- --------
                                                   ----------------- -------- --------
        Total                                         $ 29      $ 3     $ 37     $ 12
                                                   ================= ======== ========
                                                   ================= ======== ========

        Distribution on Great-West Life Capital        $ 5      $ -     $ 10      $ -
          Trust Securities
        Great-West Life Capital Trust units held by     (1)       -       (1)       -
          subsidiary
                                                   ----------------- -------- --------
                                                   ----------------- -------- --------
                                                       $ 4      $ -      $ 9      $ -
                                                   ================= ======== ========
                                                   ================= ======== ========

     b)                                                      As at June 30,
                                                             December June 30,
                                                             2003 2002 2002

                                                           --------- -------- --------
                                                           --------- -------- --------
        Participating policyholder
           undistributed surplus
                  Great-West                                  $ 335    $ 330    $ 331
                  London Life                                   928      916      914
                  GWL&A                                         210      244      225
                                                           --------- -------- --------
                                                           --------- -------- --------
                                                              1,473    1,490    1,470

        Preferred shareholders of subsidiaries                  209      209      459

        Non-controlling interests in capital stock and surplus    1        2        1

        Trust units issued by Great-West Life Capital Trust     350      350        -
        Great-West Life Capital Trust units held by subsidiary  (47)       -        -
                                                           --------- -------- --------
                                                           --------- -------- --------
                                                                303      350        -
                                                           --------- -------- --------
                                                           --------- -------- --------
                                                            $ 1,986  $ 2,051  $ 1,930
                                                           ========= ======== ========
                                                           ========= ======== ========



5.  Capital Stock

5.   Capital Stock
(a)  Authorized

         Unlimited First Preferred Shares, Class A Preferred Shares and Second Preferred Shares
         Unlimited Common Shares

     Issued and Outstanding

                                         June 30, 2003              June 30, 2002
                                   -------------------------- --------------------------
                                   -----------------------------------------------------
                                                 Stated Value               Stated Value
                                     Number      (thousands)    Number      (thousands)
                                   ------------  ------------ ------------  ------------
                                   ------------  ------------ ------------  ------------
     Preferred Shares:
         Series B, 7.45% Non-Cumulative

             First Preferred Shares          -           $ -    4,000,000     $ 100,000
         Series C, 7.75% Non-Cumulative
             First Preferred Shares  4,000,000       100,000    4,000,000       100,000
         Series D, 4.70% Non-Cumulative

             First Preferred Shares  8,000,000       200,000    8,000,000       200,000
         Series 1, 5.00% Non-Cumulative

             Class A Preferred Shares5,192,242       129,806    5,192,242       129,806
                                   ------------  ------------ ------------  ------------
                                   ------------  ------------ ------------  ------------
         Balance, end of period     17,192,242     $ 429,806   21,192,242     $ 529,806
                                   ------------  ------------ ------------  ------------
                                   ------------  ------------ ------------  ------------

     Common Shares:

         Balance, beginning of year366,376,712   $ 1,551,764  369,459,808   $ 1,553,294
         Purchased and cancelled under
            Normal Course Issuer Bid(1,411,900)       (5,987)  (2,082,200)       (8,770)
         Issued under Stock Option Plan497,871         7,800    1,027,451        11,553
                                   ------------  ------------ ------------  ------------
                                   ------------  ------------ ------------  ------------

         Balance, end of period    365,462,683   $ 1,553,577  368,405,059   $ 1,556,077
                                   ------------  ------------ ------------  ------------
                                   ------------  ------------ ------------  ------------
     Total Capital Stock                         $ 1,983,383                $ 2,085,883
                                                 ============               ============
                                                 ============               ============
----------------------------------------------------------------------------------------



(b) Impact of Acquisition of Canada Life Financial Corporation (CLFC) (see note 8 - Subsequent Events)

        Preferred Shares:

        New shares issued July 10, 2003 to CLFC shareholders
                Lifeco 4.80% Preferred Shares, Series E           23,868,131
                Lifeco 5.90% Preferred Shares, Series F            7,957,006
                                                                  ___________
        Total                                                     31,825,137


        The Series E, 4.80% Non-Cumulative First Preferred Shares are redeemable or convertible to common shares of the Company at the option of the Company on or after September 30, 2009, and are convertible to common shares of the Company at the option of the holder on or after September 30, 2013.

        The Series F, 5.90% Non-Cumulative First Preferred Shares are redeemable at the option of the Company on or after September 30, 2008.

        Common Shares:
        New share issued on or after July 10, 2003 related to the acquisition of CLFC
                CLFC                                              55,958,505
                Power Financial Corporation                       21,301,523
                Investors Group Inc.                               2,662,690
                Lifeco options exchanged for CLFC options          3,278,421
                                                                ______________
        Total                                                     83,201,139


6.  Stock-Based Compensation and Other Stock-Based Payment

    Under the Company's stock option plan 367,000 options were granted during the first quarter, and 131,750 options were granted during the second quarter of 2003 (26,000 options were granted during the second quarter of 2002). The weighted-average fair value of options granted during the six months ended June 30, 2003 was $9.93 per option ($10.89 during the six months ended June 30, 2002). The fair value of each option granted was estimated using the Black-Scholes option-pricing model with the following weighted average assumptions used for the options granted for the six months ended June 30, 2003 and June 30, 2002 respectively: dividend yield 2.815% (2.470%), expected volatility 26.18% (25.89%), risk-free interest rate 4.724% (5.467%), and expected life of 7 years (7 years).

    In accordance with the intrinsic value based method of accounting, no compensation expense has been recorded for options granted under the Company's plan. Had the fair value based method of accounting been applied, compensation expense, net of tax, would have been recorded for the options granted under the Company's plan since January 1, 2002 based on the fair value of the options granted, amortized over the vesting period. The Company's net income for 2003 and 2002 on this basis would have been reduced by less than $1 million and earnings per common share would have been reduced by less than $0.001.

7.  Earnings Per Common Share

    The following table provides a reconciliation between basic and diluted earnings per common share:

                                         For the three months     For the six months
                                            ended June 30           ended June 30
                                         -------------------  --------------------------
                                         -------------------  --------------------------
                                           2003      2002        2003          2002
                                         --------- ---------  ------------ -------------
                                         --------- ---------  ------------ -------------
     a) Earnings
        Net income - common shareholders    $ 261     $ 234         $ 514         $ 456
                                         ========= =========  ============ =============
                                         ========= =========  ============ =============

     b) Number of Common Shares at June 30

        Average number of common shares outstanding
        Add:                                                  365,889,909   368,822,686

            -Potential exercise of outstanding stock options    3,946,895     5,140,957
                                                              ------------ -------------
                                                              ------------ -------------
        Average number of common shares outstanding - diluted 369,836,804   373,963,643
           basis
                                                              ============ =============
                                                              ============ =============

     Earnings per Common Share ( a) divided by b) )

        Basic                             $ 0.715   $ 0.634       $ 1.405       $ 1.236
                                         ========= =========  ============ =============
                                         ========= =========  ============ =============
        Diluted                           $ 0.707   $ 0.625       $ 1.390       $ 1.219
                                         ========= =========  ============ =============
                                         ========= =========  ============ =============


8.  Subsequent Events

    Acquisition of Canada Life Financial Corporation

    On July 10, 2003, the Company acquired all of the outstanding common shares of CLFC, the parent company of The Canada Life Assurance Company (Canada
    Life), that were not already beneficially owned by the Company at a price of $44.50 per CLFC common share, representing an aggregate transaction value of $7.2 billion, including estimated transaction costs.

    The acquisition was completed by way of a capital reorganization of CLFC pursuant to which CLFC shareholders received as consideration one of the following alternatives for each of their CLFC common shares:

     -    $44.50  in  cash  (to  an  aggregate  maximum  of  approximately  $4.4 billion); or

     - 1.78 Lifeco 4.80% Non-Cumulative First Preferred Shares, Series E (to an aggregate maximum of 24 million Lifeco Series E Shares); or

     - 1.78 Lifeco 5.90% Non-Cumulative First Preferred Shares, Series F (to an aggregate maximum of 8 million Lifeco Series F Shares); or

     - 1.1849 Lifeco common shares (to an aggregate maximum of approximately 56 million Lifeco common shares); or

     -    any combination of the foregoing;

    in each case subject to election and proration as a result of the stated maximums. After election and proration, Lifeco issued 55,958,505 common shares at a price of $37.556 per common share which represents the weighted-average trading price of Lifeco common shares on the last five trading days prior to February 17, 2003, the effective date of the transaction agreement. Lifeco also issued 23,868,131 Lifeco 4.80% Non-Cumulative First Preferred Shares, Series E and 7,957,006 Lifeco 5.90% Non-Cumulative First Preferred Shares, Series F, both at a price of $25.00 per preferred share. The 607,712 common shares of CLFC that were beneficially owned by the Company had a carrying value of $21 as at the date of the acquisition.

    CLFC vested stock options on 2,766,834 shares, outstanding at acquisition were exchanged for new equivalent Lifeco stock options to purchase an aggregate of 3,278,421 Lifeco common shares at equivalent exercise prices based on a value of $37.556 for each Lifeco common share and $44.50 for each CLFC common share. These options expire on August 25, 2003.

    Total purchase consideration consisted of the following:

           Cash                                                                        $4,219
           Lifeco common shares                                                         2,102
           Lifeco 4.80% Preferred Shares, Series E                                        597
           Lifeco 5.90% Preferred Shares, Series F                                        199
           Fair value of Lifeco options exchanged for CLFC options                         11
           Transaction and related costs (estimated), net of income taxes                  35
                                                                                    ----------
                                                                                       $7,163
                                                                                    ==========


    On July 10, 2003, to support the financing of the transaction, Power Financial Corporation invested $800 to purchase 21,301,523 common shares of Lifeco from treasury via private placement. Investors Group Inc. has also invested $100 by purchasing 2,662,690 Lifeco common shares from treasury via private placement. See note 5(b) for a summary of capital stock activity in connection with the acquistion.

    Lifeco also entered into an arrangement with a Canadian chartered bank (the "Bank") pursuant to which the Bank agreed to underwrite a credit facility in favour of the Company, Great-West, or one or more of its subsidiaries. The credit facility provides a one year bank facility of up to $1,400, and also up to $600 of five year term financing. The five year term financing is syndicated to a group of international financial institutions. The balances of these facilities on July 11, 2003 were $944 and $596 respectively.

    Immediately after the acquisition, Lifeco conveyed its ownership of CLFC common shares to its subsidiary, Great-West, at cost.

    The allocation of the purchase price to the CLFC assets acquired, liabilities assumed and intangible assets and goodwill acquired is expected to be completed during the third quarter of 2003.

    Results of CLFC will be included in the Summary of Consolidated Operations from the date of acquisition. Canada Life offers insurance and other protection and wealth management products and services to individuals and groups, including reinsurance services, primarily in Canada, the United States, the United Kingdom and the Republic of Ireland, and in several other jurisdictions.

    Commitments

    On July 14 2003, an agreement was entered into for the sale of Lifestyle Retirement Communities Ltd., a wholly-owned subsidiary of London Life, subject to the satisfaction of certain conditions contained in the agreement. The transaction is expected to close in the third quarter of 2003.

9.  Segmented Information

    Consolidated Operations

For the Three Months Ended June 30, 2003

                                                                   Canadian Operations
                                     -------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                                                                                           Participating
                                                    Shareholder                            Policyholder
                                     ---------------------------------------------------  ----------
                                     ---------------------------------------------------  ---------
                                                Individual                                 Individual
                                                Insurance &                                Insurance &

                                       Group    Investment   Reinsurance                   Investment Total
                                      Insurance Products & Specialty Corporate   Total      Products   Canada

                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Income:
            Premium income              $ 585    $ 190      $ 996        $ 3    $ 1,774      $ 368    $ 2,142
            Net investment income          50      113        120         24        307        255        562
            Fee and other income           21       83          -          6        110          -        110
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Total income                    656      386      1,116         33      2,191        623      2,814
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Benefits and Expenses:

            Paid or credited to           478      212      1,093          7      1,790        515      2,305
               policyholders

            Other                         115       93          8         10        226         70        296
            Distribution on Great-West Life

                   Capital Trust Securities -        -          -          4          4          -          4
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net operating income

            before income taxes            63       81         15         12        171         38        209

          Income taxes                     17       17          2         (4)        32         15         47
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income before

              non-controlling interests    46       64         13         16        139         23        162

          Non-controlling interests         -        -          1          3          4         23         27
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income                     $ 46     $ 64       $ 12       $ 13      $ 135        $ -      $ 135
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========



          Summary of Net Income

            Preferred shareholder dividend$ -      $ -        $ -        $ 6        $ 6        $ -        $ 6
            Net income -  common

                     shareholders          46       64         12          7        129          -        129
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net income                     $ 46     $ 64       $ 12       $ 13      $ 135        $ -      $ 135
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========


          For the Three Months Ended June 30, 2003

                                                               United States Operations

                                     ------------------------------------------------------------------------
                                     ------------------------------------------------------------------------
                                                                              Participating
                                                   Shareholder                Policyholder
                                     ---------------------------------------------------
                                     ---------------------------------------------------
                                      Employee  Financial                     Financial     Total     Total
                                      Benefits  Services  Corporate  Total    Services      U.S.     Company
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Income:

              Premium income            $ 282    $ 155        $ -      $ 437       $ 90      $ 527    $ 2,669
              Net investment income        36      180         10        226        115        341        903
              Fee and other income        210       78          1        289          -        289        399
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Total income                    528      413         11        952        205      1,157      3,971
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Benefits and Expenses:
              Paid or credited to         207      251          1        459        195        654      2,959
                 policyholders
              Other                       219       72          5        296          5        301        597
              Distribution on Great-West Life
                   Capital Trust Securities -        -          -          -          -          -          4
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net operating income
            before income taxes           102       90          5        197          5        202        411

          Income taxes                     35       32         (2)        65          3         68        115
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net income before
              non-controlling interests    67       58          7        132          2        134        296

          Non-controlling interests         -        -          -          -          2          2         29
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income                     $ 67     $ 58        $ 7      $ 132        $ -      $ 132      $ 267
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========



          Summary of Net Income

              Preferred shareholder       $ -      $ -        $ -        $ -        $ -        $ -        $ 6
                 divideends
              Net income -  common

                   shareholders            67       58          7        132          -        132        261
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
              Net income                 $ 67     $ 58        $ 7      $ 132        $ -      $ 132      $ 267
                                     ========= ========  ========= =====================  ========= ==========



For the Three Months Ended June 30, 2002

                                                             Canadian Operations
                                     -------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                                                                                           Participating
                                                  Shareholder                              Policyholder
                                     ---------------------------------------------------  ---------
                                     ---------------------------------------------------  ---------
                                                Individual                                 Individual
                                                Insurance &                                Insurance &
                                       Group    Investment   Reinsurance                   Investment Total
                                      Insurance Products & Specialty Corporate   Total     Products   Canada
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Income:
            Premium income              $ 547    $ 156      $ 530        $ 5    $ 1,238      $ 355    $ 1,593
            Net investment income          51      114         99         27        291        218        509
            Fee and other income           17       89          1          5        112          -        112
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Total income                    615      359        630         37      1,641        573      2,214
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Benefits and Expenses:
            Paid or credited to           461      182        605          7      1,255        509      1,764
               policyholders

            Other                         105       93          6          7        211         66        277
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net operating income
            before income taxes            49       84         19         23        175         (2)       173

          Income taxes                     18       33          -          2         53          2         55
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income before
              non-controlling interests    31       51         19         21        122         (4)       118

          Non-controlling interests         -        -          1          5          6         (4)         2
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income                     $ 31     $ 51       $ 18       $ 16      $ 116        $ -      $ 116
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========



          Summary of Net Income

            Preferred shareholder dividends$ -     $ -        $ -        $ 8        $ 8        $ -        $ 8
            Net income -  common
                     shareholders          31       51         18          8        108          -        108
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net income                     $ 31     $ 51       $ 18       $ 16      $ 116        $ -      $ 116
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========


          For the Three Months Ended June 30, 2002

                                                           United States Operations
                                     -------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                                                                              Participating
                                                     Shareholder              Policyholder
                                     ---------------------------------------------------
                                     ---------------------------------------------------
                                      Employee  Financial                     Financial     Total     Total
                                      Benefits  Services  Corporate  Total    Services      U.S.     Company
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Income:

              Premium income            $ 365    $ 218        $ -      $ 583      $ 113      $ 696    $ 2,289
              Net investment income        24      205          5        234        141        375        884
              Fee and other income        273       90          -        363          -        363        475
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Total income                    662      513          5      1,180        254      1,434      3,648
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Benefits and Expenses:

              Paid or credited to         273      328         (1)       600        246        846      2,610
                 policy holders
              Other                       295       87          7        389          7        396        673
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net operating income
            before income taxes            94       98         (1)       191          1        192        365

          Income taxes                     34       33         (3)        64          -         64        119
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income before
              non-controlling interests    60       65          2        127          1        128        246

          Non-controlling interests         -        -          -          -          1          1          3
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income                     $ 60     $ 65        $ 2      $ 127        $ -      $ 127      $ 243
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========



          Summary of Net Income

              Preferred shareholder     $ -      $ -          $ 1        $ 1        $ -        $ 1        $ 9
                  dividends
              Net income -  common

                   shareholders            60       65          1        126          -        126        234
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
              Net income                 $ 60     $ 65        $ 2      $ 127        $ -      $ 127      $ 243
                                     ========= ========  ========= =====================  ========= ==========

For the Six Months Ended June 30, 2003

                                                                    Canadian Operations
                                     -------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                                                                                          Participating
                                                     Shareholder                          Policyholder
                                     ---------------------------------------------------  --------------------
                                     ---------------------------------------------------  --------------------
                                                Individual                                 Individual
                                                Insurance &                                Insurance &
                                       Group    Investment   Reinsurance                   Investment Total
                                      Insurance Products  & Specialty Corporate   Total    Products   Canada

                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Income:
            Premium income            $ 1,159    $ 395    $ 2,148        $ 6    $ 3,708      $ 717    $ 4,425
            Net investment income         101      224        285         56        666        491      1,157
            Fee and other income           38      167          -         12        217          -        217
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Total income                  1,298      786      2,433         74      4,591      1,208      5,799
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Benefits and Expenses:

            Paid or credited to           952      439      2,395         16      3,802      1,015      4,817
               policyholders

            Other                         235      186         15         19        455        138        593
            Distribution on Great-West Life

                   Capital Trust Securities -        -          -          9          9          -          9
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net operating income
            before income taxes           111      161         23         30        325         55        380

          Income taxes                     29       37         (1)        (9)        56         27         83
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income before
              non-controlling interests    82      124         24         39        269         28        297

          Non-controlling interests         -        -          1          6          7         28         35
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income                     $ 82    $ 124       $ 23       $ 33      $ 262        $ -      $ 262
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========



          Summary of Net Income

            Preferred shareholder dividend$ -      $ -        $ -       $ 12       $ 12        $ -       $ 12
            Net income -  common

                     shareholders          82      124         23         21        250          -        250
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net income                     $ 82    $ 124       $ 23       $ 33      $ 262        $ -      $ 262
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========


          For the Six Months Ended June 30, 2003

                                                                     United States Operations

                                     -------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                                                                              Participating
                                                    Shareholder               Policyholder
                                     -------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                                      Employee  Financial                     Financial     Total     Total
                                      Benefits  Services  Corporate  Total    Services      U.S.     Company

                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Income:

              Premium income            $ 655    $ 365        $ -    $ 1,020      $ 173    $ 1,193    $ 5,618
              Net investment income        65      368         19        452        242        694      1,851
              Fee and other income        450      163          2        615          -        615        832
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Total income                  1,170      896         21      2,087        415      2,502      8,301
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Benefits and Expenses:
              Paid or credited to         495      571          -      1,066        398      1,464      6,281
                 policyholders

              Other                       465      151          7        623         11        634      1,227
              Distribution on Great-West Life
                   Capital Trust Securities -        -          -          -          -          -          9
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net operating income
            before income taxes           210      174         14        398          6        404        784

          Income taxes                     73       56          5        134          4        138        221
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income before

              non-controlling interests   137      118          9        264          2        266        563

          Non-controlling interests         -        -          -          -          2          2         37
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income                    $ 137    $ 118        $ 9      $ 264        $ -      $ 264      $ 526
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========



          Summary of Net Income

              Preferred shareholder       $ -      $ -        $ -        $ -        $ -        $ -       $ 12
                 dividends
              Net income -  common

                   shareholders           137      118          9        264          -        264        514
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
              Net income                $ 137    $ 118        $ 9      $ 264        $ -      $ 264      $ 526
                                     ========= ========  ========= =====================  ========= ==========

For the Six Months Ended June 30, 2002

                                                                  Canadian Operations
                                     -------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                                                                                          Participating
                                                   Shareholder                            Policyholder
                                     ---------------------------------------------------  --------------------
                                     ---------------------------------------------------  --------------------
                                                Individual                                 Individual
                                                Insurance &                                Insurance &
                                       Group    Investment   Reinsurance                   Investment Total
                                      Insurance Products  & Specialty Corporate   Total    Products   Canada
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Income:
            Premium income            $ 1,077    $ 323    $ 1,655        $ 8    $ 3,063      $ 688    $ 3,751
            Net investment income         102      233        254         37        626        448      1,074
            Fee and other income           34      170          1          9        214          -        214
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Total income                  1,213      726      1,910         54      3,903      1,136      5,039
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Benefits and Expenses:
            Paid or credited to           911      367      1,847         18      3,143        998      4,141
               policyholders

            Other                         211      193         13         12        429        128        557
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net operating income
            before income taxes            91      166         50         24        331         10        341

          Income taxes                     34       61          3         (5)        93         11        104
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income before
              non-controlling interests    57      105         47         29        238         (1)       237

          Non-controlling interests         -        -          1         11         12         (1)        11
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income                     $ 57    $ 105       $ 46       $ 18      $ 226        $ -      $ 226
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========



          Summary of Net Income

            Preferred shareholder dividendS$ -     $ -        $ -       $ 15       $ 15        $ -       $ 15
            Net income -  common
                     shareholders          57      105         46          3        211          -        211
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net income                     $ 57    $ 105       $ 46       $ 18      $ 226        $ -      $ 226
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========


          For the Six Months Ended June 30, 2002

                                                             United States Operations

                                     -------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                                                                              Participating
                                                    Shareholder               Policyholder
                                     -------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                                      Employee  Financial                     Financial     Total     Total
                                      Benefits  Services  Corporate  Total    Services      U.S.     Company
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Income:

              Premium income            $ 783    $ 461        $ -    $ 1,244      $ 202    $ 1,446    $ 5,197
              Net investment income        48      416          9        473        279        752      1,826
              Fee and other income        545      179          -        724          -        724        938
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Total income                  1,376    1,056          9      2,441        481      2,922      7,961
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Benefits and Expenses:
              Paid or credited to         609      699         (2)     1,306        465      1,771      5,912
                 policyholders

              Other                       585      175         13        773         12        785      1,342
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
          Net operating income
            before income taxes           182      182         (2)       362          4        366        707

          Income taxes                     65       58         (7)       116          3        119        223
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income before
              non-controlling interests   117      124          5        246          1        247        484

          Non-controlling interests         -        -          -          -          1          1         12
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------

          Net income                    $ 117    $ 124        $ 5      $ 246        $ -      $ 246      $ 472
                                     ========= ========  ========= =====================  ========= ==========
                                     ========= ========  ========= =====================  ========= ==========



          Summary of Net Income

              Preferred shareholder       $ -      $ -        $ 1        $ 1        $ -        $ 1       $ 16
                 dividends
              Net income -  common
                   shareholders           117      124          4        245          -        245        456
                                     --------- --------  --------- ---------------------  --------- ----------
                                     --------- --------  --------- ---------------------  --------- ----------
              Net income                $ 117    $ 124        $ 5      $ 246        $ -      $ 246      $ 472
                                     ========= ========  ========= =====================  ========= ==========